UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 26, 2022

Date of Report (Date of earliest event reported)

Equillium, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38692	82-1554746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 412-5302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 6, 2022, Equillium, Inc. (the “Company,” “we.” “us,” or “our”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) to report its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 6, 2022, by and among the Company, Equillium Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), Triumph Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Acquisition Sub (“Merger Sub”), and Metacrine, Inc., a Delaware corporation (“Metacrine”). Pursuant to the terms and conditions of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Metacrine (the “Merger”) whereupon the separate corporate existence of Merger Sub will cease, with Metacrine continuing as the surviving corporation of the Merger as a wholly-owned indirect subsidiary of the Company.

We are filing information for the purposes of supplementing and updating the risk factor disclosure contained in our prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 15, 2022. The updated disclosures are filed herewith as Exhibit 99.3 and are incorporated by reference.

Where You Can Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with our pending acquisition of Metacrine, we will file a registration statement on Form S-4 containing a joint proxy statement/prospectus of the Company and Metacrine and other documents concerning the proposed Merger with the Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT US, METACRINE AND THE PROPOSED MERGER. Investors may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed by us and Metacrine with the SEC at the SEC’s website at www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and our other SEC filings are also available on our website at http://www.equilliumbio.com/.

The Company, Metacrine and their respective directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed merger. Information regarding our officers and directors is included in our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2022 with respect to its 2022 Annual Meeting of Stockholders. Information regarding Metacrine’s officers and directors is included in Metacrine’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Metacrine’s Investors page on its corporate website at www.metacrine.com. This document is available free of charge at the SEC’s website at www.sec.gov or by going to our Investors page on its corporate website at www.equilliumbio.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Merger, and a description of their direct and indirect interests in the proposed Merger, which may differ from the interests of our or Metacrine’s stockholders generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of Equillium and Metacrine. There can be no assurances that the proposed Merger will be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the net cash position of Metacrine, uncertainties related to the satisfaction of closing conditions related to the proposed Merger; the Company’s ability to enter into a modified debt facility on terms acceptable to the Company, or at all; the possibility that competing offers for Metacrine will be made; economic, business, competitive, and/or regulatory factors affecting the businesses of Equillium and Metacrine generally, including those set forth in the filings of the Company and Metacrine with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, their Current Reports on Form 8-K, other SEC filings and in Exhibit 99.3 hereto. These forward-looking statements speak only as of the date hereof. The Company and Metacrine undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses to be Acquired.

The audited consolidated financial statements of Metacrine and its subsidiary as of and for the years ended December 31, 2021 and 2020, together with the notes thereto and auditor’s report thereon, and the unaudited interim financial statements of Metacrine and its subsidiary as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, together with the notes thereto are being filed as Exhibit 99.1 and are incorporated herein by reference. The consent of Ernst & Young LLP, the independent registered public accounting firm of Metacrine, to the inclusion of its report with the audited consolidated financial statements of Metacrine is attached hereto as Exhibit 23.1 to this Current Report.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for the Company and its subsidiaries and Metacrine and its subsidiary as of June 30, 2022 and unaudited pro forma condensed combined statements of operations and comprehensive loss for the Company and its subsidiaries and Metacrine and its subsidiary for the year ended December 31, 2021 and for the six months ended June 30, 2022 that give effect to the acquisition of Metacrine are being filed as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of Metacrine and its subsidiary as of and for the years ended December 31, 2021 and 2020, and the unaudited interim financial statements of Metacrine and its subsidiary as of June 30, 2022 and for the six months ended June 30, 2022 and 2021.

99.2	Unaudited pro forma condensed combined balance sheet for the Company and its subsidiaries and Metacrine and its subsidiary as of June 30, 2022 and unaudited pro forma condensed combined statements of operations and comprehensive loss for the Company and its subsidiaries and Metacrine and its subsidiary for the year ended December 31, 2021 and for the six months ended June 30, 2022.

99.3	Updated Equillium disclosure.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: September 26, 2022

	By:	/s/ Bruce Steel
Bruce Steel
Chief Executive Officer